UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 5, 2006
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14275	39-1515599

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices)          (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement
The text set forth below under Item 2.03 is incorporated into this Item by this reference.
Section 2—Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
On April 5, 2006, we entered into an $818,877 Promissory Note with TD Banknorth, N.A. The Promissory Note is payable in 60 monthly payments of $16,338 including interest at 7.21%. The Promissory note is secured by all collateral as described in our Security Agreement with TD Banknorth N.A. dated January 3, 2005 and by a mortgage dated December 21, 2004 with TD Banknorth N.A.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
     The following exhibits are included herewith:

Exhibit No.	Description
99.1	Promissory Note dated as of April 4, 2006 by and among EDAC, Apex, Gros-Ite and TD Banknorth, N.A.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: April 7, 2006	By:	/s/ Glenn L. Purple

Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Promissory Note dated as of April 4, 2006 by and among EDAC, Apex Machine Tool Company, Inc., Gros-Ite Industries, Inc. and Banknorth, N.A.